UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 18, 2006

ASCENDIA BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-25900	75-2228820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 American Metro Boulevard, Suite 108, Hamilton, New Jersey	08619
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code):	(609) 219-0930

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On July 18, 2006, the Issuer issued a press release announcing preliminary earnings results for the quarter ended May 27, 2006. A copy of the Issuer's press release is furnished and attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 attached hereto is being furnished and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by the Issuer under the Securities Act of 1933 or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Number	Description of Exhibit

99.1	Press release dated July 18, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2006		ASCENDIA BRANDS, INC.

	By:	/s/ John D. Wille
John D. Wille Chief Financial Officer